EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Dreyer’s Grand Ice Cream Holdings, Inc. (the “Company”) for the year ended December 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alberto E. Romaneschi, Executive Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALBERTO E. ROMANESCHI

Alberto E. Romaneschi
Executive Vice President of Finance and
Administration and Chief Financial Officer

March 11, 2004

A signed original of this written statement required by Section 906 has been provided to Dreyer’s Grand Ice Cream Holdings, Inc. and will be retained by Dreyer’s Grand Ice Cream Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.